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                                                                    Exhibit 10.7

                      FIRST AMENDMENT TO CREDIT AGREEMENT
                      -----------------------------------


     THIS FIRST AMENDMENT TO CREDIT AGREEMENT (herein called this "Amendment") is made as of the 15th day of November, 2000 by and among Key Production Company, Inc. ("Borrower"), and Bank of America, N.A. ("Agent"), and the Lenders under the Credit Agreement referred to below.

                             W I T N E S S E T H:

     WHEREAS, Borrower, Agent, and Lenders have entered into that certain Credit Agreement dated as of November 12, 1999 (as amended, restated, or supplemented to the date hereof, the "Original Agreement"), for the purposes and consideration therein expressed, pursuant to which Lenders made and became obligated to make loans to Borrower as therein provided;

     WHEREAS, Borrower, Agent, and Lenders desire to amend the Original Agreement for the purposes described herein;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Original Agreement, in consideration of the loans which may hereafter be made by Lenders to Borrower, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

                                  ARTICLE I.

                          Definitions and References
                          --------------------------

     (S)  1.1.  Defined Terms.  Unless the context otherwise requires or unless
                -------------
otherwise expressly defined herein, the terms defined in the Original Agreement shall have the same meanings whenever used in this Amendment. As used herein, the following terms shall have the following meanings:

     "Amendment" means this First Amendment to Credit Agreement.
      ---------

     "Columbus Acquisition" means the consummation of the transactions described
      --------------------
in the Merger Agreement.

     "Merger Agreement" means the Agreement and Plan of Merger dated as of
      ----------------
August 28, 2000 among Borrower, Key Acquisition Two, Inc., a Colorado corporation and wholly-owned subsidiary of Borrower, and Columbus Energy Corp., a Colorado corporation.

     "Credit Agreement" means the Original Agreement as amended by this
      ----------------
Amendment.

                                  ARTICLE II.
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                          Amendments; Borrowing Base
                          --------------------------

     (S) 2.1.  Commitment Period.  The definition of "Commitment Period"
               -----------------
contained in Section 1.1 of the Original Agreement is hereby amended in its entirety to read as follows:

               "'Commitment Period' means the period from and including the date
                 -----------------
     hereof until July 1, 2002 (or, if earlier, the day on which the obligations of Lenders to make Loans hereunder or the obligations of LC Issuer to issue Letters of Credit hereunder have been terminated or the Notes first become due and payable in full)."

     (S) 2.2.  Principal Payments.  Section 2.6 of the Original Agreement is
               ------------------
hereby amended in its entirety to read as follows:

               "Section 2.6.  Regularly Scheduled Principal Payments. Borrower
                              --------------------------------------
     shall repay the principal balance of the Loans in fourteen (14) quarterly installments, each in an amount equal to one-fourteenth (1/14) of the aggregate principal balance of all Loans outstanding on the last day of the Commitment Period. Such installments shall be due and payable on each Base Rate Payment Date, beginning with the first Base Rate Payment Date which occurs after the end of the Commitment Period and ending on the Maturity Date."

     (S) 2.3.  Borrowing Base. Agent and Lenders hereby notify Borrower that
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until the next Determination Date the Borrowing Base shall be $100,000,000;
provided that upon the consummation of the Columbus Acquisition, the Borrowing Base shall be automatically increased by the Columbus Borrowing Base Amount (as defined below) which increase shall remain in effect until the next Determination Date without any further action on behalf of Agent or Lenders. As used in this section " Columbus Borrowing Base Amount" means $10,000,000; provided, however, that such amount may be reduced by Agent and Lenders in the event that for any reason any interest in any property reviewed by Agent and Lenders for inclusion in the Borrowing Base is not acquired by the Related Persons as part of the Columbus Acquisition.


                                 ARTICLE III.

                          Conditions of Effectiveness
                          ---------------------------

     (S) 3.1.  Effective Date.  This Amendment shall become effective as of the
               --------------
date first above written when Agent shall have received all of the following:

               (a) This Amendment, duly authorized, executed and delivered by Borrower, Agent, and each Lender, and in form and substance satisfactory to Agent.

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               (b)  A certificate of a duly authorized officer of Borrower dated the date of this Amendment certifying: (i) that all of the representations and warranties set forth in Article IV hereof are true and correct at and as of the time of such effectiveness; and (ii) as to such other corporate matters as Agent shall deem necessary.

               (c) A written legal opinion of in-house counsel for Borrower, dated as of the date of this Amendment, addressed to Agent, to the effect that this Amendment has been duly authorized, executed and delivered by Borrower and that the Credit Agreement and each other Loan Document, as affected hereby, to which any Restricted Person is a party constitutes the legal, valid and binding obligation of each such Restricted Person, enforceable in accordance with their terms (subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency and similar laws and to general principles of equity) and such other matters of Agent may require.

               (d) Payment of fees and disbursements of Thompson & Knight L.L.P. relating to this Amendment and the Credit Agreement as provided in the Credit Agreement.

               (e) Agent shall have additionally received such other documents as Agent may reasonably request.


                                  ARTICLE IV.

                        Representations and Warranties
                        ------------------------------

     (S) 4.1.  Representations and Warranties of Borrower.  In order to induce
               ------------------------------------------
each Lender to enter into this Amendment, Borrower represents and warrants on the date hereof and as of the Effective Date to each Lender that:

               (a) The representations and warranties contained in Article V of the Original Agreement are true and correct at and as of the time of the effectiveness hereof (except as such representations and warranties have been modified by the transactions contemplated herein).

               (b) Borrower is duly authorized to execute and deliver this Amendment and Borrower is and will continue to be duly authorized to borrow monies and to perform its obligations under the Credit Agreement. Borrower has duly taken all corporate action necessary to authorize the execution and delivery of this Amendment.

               (c) The execution and delivery by Borrower of this Amendment, the performance of its obligations hereunder and the consummation of the transactions contemplated hereby do not and will not conflict with any provision of law, statute, rule or regulation or of the certificate of incorporation and bylaws of Borrower or of any material agreement, judgment, license, order or permit applicable to or binding upon Borrower or

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     result in the creation of any lien, charge or encumbrance upon any assets or properties of Borrower. Except for those which have been obtained, no consent, approval, authorization or order of any court or governmental authority or third party is required in connection with the execution and delivery by Borrower of this Amendment.

               (d) When duly executed and delivered, this Amendment, the Credit Agreement, and each other Loan Document, as affected hereby, will be a legal and binding obligation of each Restricted Person that is a party hereto and thereto enforceable against such Restricted Person in accordance with its terms, except as limited by bankruptcy, insolvency or similar laws of general application relating to the enforcement of creditors' rights and by equitable principles of general application.

               (e) The audited Consolidated financial statements of Borrower dated as of December 31, 1999 and the unaudited Consolidated financial statements of Borrower dated as of June 30, 2000 fairly present the Consolidated financial position at such dates of Borrower and the Consolidated statement of operations and the changes in Consolidated financial position for the periods ending on such dates for Borrower. Copies of such financial statements have heretofore been delivered to Agent. Since June 30, 2000, no material adverse change has occurred in the financial condition or business or in the Consolidated financial condition or business of Borrower.


                                  ARTICLE V.

                                 Miscellaneous
                                 -------------

     (S) 5.1.  Ratification of Agreements.  The Original Agreement as hereby
               --------------------------
amended is hereby ratified and confirmed in all respects. Any reference to the Credit Agreement in any Loan Document shall be deemed to be a reference to the Original Agreement as hereby amended. The Loan Documents, as they may be amended or affected by this Amendment, are hereby ratified and confirmed in all respects. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Lenders under the Credit Agreement, the Notes, or any other Loan Document nor constitute a waiver of any provision of the Credit Agreement, the Notes, or any other Loan Document.

     (S) 5.2.  Survival of Agreements.  All representations, warranties,
               ----------------------
covenants and agreements of Borrower herein shall survive the execution and delivery of this Amendment and the performance hereof, including without limitation the making or granting of the Loans, and shall further survive until all of the Obligations are paid in full. All statements and agreements contained in any certificate or instrument delivered by Borrower hereunder or under the Credit Agreement to any Lender shall be deemed to constitute representations and warranties by, and/or agreements and covenants of, Borrower under this Amendment and under the Credit Agreement.

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     (S) 5.3.  Loan Documents.  This Amendment is a Loan Document, and all
               --------------
provisions in the Credit Agreement pertaining to Loan Documents apply hereto.

     (S) 5.4.  Governing Law.  This Amendment shall be governed by and construed
               -------------
in accordance the laws of the State of Texas and any applicable laws of the United States of America in all respects, including construction, validity and performance.

     (S) 5.5.  Counterparts.  This Amendment may be separately executed in
               ------------
counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Amendment.

     THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS OF THE PARTIES.

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     IN WITNESS WHEREOF, this Amendment is executed as of the date first above written.



                                        KEY PRODUCTION COMPANY, INC.



                                        By:_____________________________________
                                           Name:
                                           Title:
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                                   BANK OF AMERICA, N.A., as Agent and Lender



                                   By:__________________________________________
                                      Name:
                                      Title:
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                                   U.S. BANK NATIONAL ASSOCIATION,
                                   a Lender



                                   By:__________________________________________
                                      Name:
                                      Title:
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                                   BANK ONE, N.A., a Lender



                                   By:__________________________________________
                                      Name:
                                      Title:
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                                   CIBC, INC., a Lender



                                   By:__________________________________________
                                      Name:
                                      Title:
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                                   BANK OF OKLAHOMA, N.A., a Lender



                                   By:__________________________________________
                                      Name:
                                      Title:
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                                   UNION BANK OF CALIFORNIA, N.A., a Lender



                                   By:__________________________________________
                                      Name:
                                      Title:


                                   By:__________________________________________
                                      Name:
                                      Title:
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                                   BNP PARIBAS, a Lender



                                   By:__________________________________________
                                      Name:
                                      Title: